Exhibit 99.1

CORPORATE OVERVIEW November 2021

FORWARD-LOOKING STATEMENTS

This presentation contains forward-looking statements within the meaning of, and made pursuant to the safe harbour provisions of, The Private Securities Litigation Reform Act of 1995. All statements contained in this document, other than statements of historical facts or statements that relate to present facts or current conditions, including but not limited to, statements regarding possible or assumed future results of operations, business strategies, research and development plans, regulatory activities, market opportunity, competitive position and potential growth opportunities are forward-looking statements. These statements involve known and unknown risks, uncertainties and other important factors that may cause the our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. In some cases, you can identify forward-looking statements by terms such as "may," "might," "will," "should," "expect," "plan," "aim," "seek," "anticipate," "could," "intend," "target," "project," "contemplate," "believe," "estimate," "predict," "forecast," "potential" or "continue" or the negative of these terms or other similar expressions. The forward-looking statements in this presentation are only predictions. We have based these forward-looking statements largely on our current expectations and projections about future events and financial trends that we believe may affect the our business, financial condition and results of operations. These forward-looking statements speak only as of the date of this presentation and are subject to a number of risks, uncertainties and assumptions, some of which cannot be predicted or quantified and some of which are beyond our control, including, among others: our ability to successfully advance our current and future product candidates through development activities, preclinical studies, and clinical trials; our reliance on the maintenance on certain key collaborative relationships for the manufacturing and development of our product candidates; the timing, scope and likelihood of regulatory filings and approvals, including final regulatory approval of our product candidates; the impact of the COVID-19 pandemic on our business and operations; the performance of third parties in connection with the development of our product candidates, including third parties conducting our future clinical trials as well as third-party suppliers and manufacturers; our ability to successfully commercialize our product candidates and develop sales and marketing capabilities, if our product candidates are approved; and our ability to maintain and successfully enforce adequate intellectual property protection. These and other risks and uncertainties are described more fully in the "Risk Factors" section of our most recent filings with the Securities and Exchange Commission and available at www.sec.gov. You should not rely on these forward-looking statements as predictions of future events. The events and circumstances reflected in the our forward-looking statements may not be achieved or occur, and actual results could differ materially from those projected in the forward-looking statements. Moreover, we operate in a dynamic industry and economy. New risk factors and uncertainties may emerge from time to time, and it is not possible for management to predict all risk factors and uncertainties that we may face. Except as required by applicable law, we do not plan to publicly update or revise any forward-looking statements contained herein, whether as a result of any new information, future events, changed circumstances or otherwise.

CENTURY THERAPEUTICS

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3 3 CENTURY THERAPEUTICS - EMERGING LEADER IN i PSC CELL THERAPIES EMPLOYEES INCLUDING EXPERIENCED LEADERS AND ENTREPRENEURS ~150 COMPREHENSIVE iPSC CELL PLATFORM FOR IMMUNE EFFECTOR CELLS LEAD PROGRAM ON TRACK TO FILE IND MID 2022 STATE - OF - THE ART GMP MANUFACTURING FACILITY EXPECTED TO BE OPERATIONAL 1Q 2022 IN CASH, CASH EQUIVALENTS AND MARKETABLE SECURITIES AS OF 9/30/2021 $400.3M GENETIC & PROTEIN ENGINEERING, PROCESS DEVELOPMENT, AND IMMUNO - ONCOLOGY EXPERTISE WITH CENTERS OF EXCELLENCE IN SEATTLE AND ONTARIO HEADQUARTERED IN PHILADELPHIA PRODUCT CANDIDATE ENGINE WITH PIPELINE IN SOLID AND HEMATOLOGIC MALIGNANCIES EK0

WE ARE BUILDING A NEXT GENERATION CELL THERAPY PLATFORM



Complex genetic editing
High replication capacity
Streamlined manufacturing
Consistent product
Limited gene editing
Finite replicative capacity
Lengthy, expensive manufacturing
Potential weakened donor cells
iPSC derived
Allogeneic (Healthy donor derived)
Autologous (Patient derived)

CENTURY THERAPEUTICS

NEXT GENERATION ALLOGENEIC iPSC-BASED PLATFORM
Hypoimmunogenic products generated with Allo-Evasion™ technology

ALLO-EVASION™ PRODUCES HYPOIMMUNOGENIC CELLS

- To potentially prevent graft rejection by patient

FIT-FOR-PURPOSE PRODUCTS WITH MULTIPLE GENE EDITS

- Cutting edge CRISPR gene editing

MULTISPECIFIC TUMOR TARGETING

- CAR engineering with VHH technology

CAR-iNK AND CAR-iT CELL PLATFORMS

- Access to both cell platforms provides optionality

CENTURY THERAPEUTICS
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5 5 Osvaldo (Lalo) Flores, CEO Hy Levitsky , President R&D Adrienne Farid, COO Greg Russotti , CTO Luis Borges, CSO Michael Diem, CBO PROVEN LEADERSHIP TEAM

6 6 FOUNDATIONAL INVESTMENTS IN iPSC KNOW - HOW AND MANUFACTURING 6 In - House Manufacturing accelerates learnings and enables faster product iteration • Century facility expected to be operational by early 2022 • 53,000 ft 2 facility • Designed to produce multiple immune cell types • Two sites provides optionality and maximizes flexibility Significant acceleration of platform and product development iPSC License and collaboration agreement established in 2018 • Access to clinical grade iPSC lines • Exclusive IP and know - how to generate immune effector cells using feeder - free methods (NK, T, Mac, DC) • Dedicated FCDI GMP manufacturing capacity for Century’s product candidates • Leveraging two decades of research & investment at University of Wisconsin and FCDI

7 7 Allogeneic, donor - derived Multiple donors Fewer doses per batch • Complex manufacturing, heterogeneous product, limited scale • Limited genetic engineering options Allogeneic, i PSC - derived Greater doses per batch • Efficient manufacturing, homogeneous product, greater scale • Likely unlimited genetic engineering options Single Donor iPSC TECHNOLOGY CAN OVERCOME LIMITATIONS OF DONOR DERIVED PLATFORMS

CENTURY'S CRISPR-MEDIATED iPSC GENE EDITING

Highly uniform product candidates derived from fully characterized single-cell clones

Proprietary CRISPR-MAD7 mediated homology directed repair (HDR)
- MAD7 licensed from Inscripta. Methodology developed at Century
- HDR technology enables precise gene KOs and transgene KIs
- CRISPR protein and guide RNAs delivered using RNP (non-viral)

Fully characterized, homogeneous drug products
- Sequential gene editing steps allow:
  - Introduction of multiple gene modifications
  - Elimination of clones with chromosomal alterations and structural variants (i.e. translocations, inversions)

Master cell banks (MCBs) generated from single-cell clones
- MCBs fully characterized and de-risked genetically
  - Whole genome sequencing
  - Copy number variation (CNV) analysis
  - Transgene copy number by ddPCR

iPSC Precision Engineering


Original gene
CRISPR nuclease
Replacement gene

CRISPR-mediated HDR (MAD7)

CENTURY THERAPEUTICS
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OVERCOMING ALLOREACTIVITY CHALLENGES

Current limitations



Graft versus Host Disease
Host versus graft rejection

Graft versus Host Disease (GvHD)
- Donor T cells damage patient's tissues

Host versus graft Rejection
- Patient immune system eliminates allogeneic cells

Century's solution



CAR-iT with Trusted TCR, Allo-evasion™
No GvHD
No allo-rejection
CAR-iNK with Allo-evasion™

Prevention of Graft versus Host Disease
- GvHD is circumvented with Trusted TCR

Prevention of Allo-Rejection
- Allo-rejection is circumvented with Allo-evasion™ gene edits

CENTURY THERAPEUTICS

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10 10 ALLO - EVASION TM 1.0 DESIGNED TO OVERCOME 3 MAJOR PATHWAYS OF HOST VS GRAFT b 2M KO (HLA - I) HLA - E KI CIITA KO (HLA - II) CD8 + T Cell CD4 + T Cell NK cell Deletion of β 2M, a protein required to express HLA - 1 on the cell surface prevents recognition by CD8 T cells Knock out of CIITA eliminates HLA - II expression to escape elimination by CD4 T cells Knock - in of HLA - E prevents killing by NK cells

11 11 ILLUSTRATIVE POTENTIAL OF ALLO - EVASION TM ON CELLULAR PHARMACOKINETICS AND REPEAT DOSING Repeat doses With Allo - Evasion TM engineering Without Allo - Evasion TM engineering Time Cell count Initial dose Minimum threshold to maintain pharmacological pressure EK0

12 12 CNTY - 101: CAR - i NK CANDIDATE IN R/R B - CELL LYMPHOMA CNTY - 101 may change the lymphoma treatment paradigm • Has potential to use with milder lymphodepletion regimens • Potential to re - dose to enhance efficacy • Designed as an off - the - shelf cell therapy IND filing on track for mid - 2022 • P1 in RR NHL set to initiate 2H22 • Generates POC for CAR iNK platform and allo - evasion technology CNTY - 101 HLA - I Knockout IL - 15 Safety switch HLA - II Knockout CD19 CAR Allo - evasion TM edits HLA - E EK0

13 13 iNK CELL PLATFORM IS OUR MOST ADVANCED PLATFORM CNTY - 101, our first product candidate is a CAR - iNK cell engineered with multiple features 0 5 10 15 20 0 2.0×10 8 4.0×10 8 6.0×10 8 8.0×10 8 1.0×10 9 1.2×10 9 Day Post-tumor Implantation A v e r a g e R a d i a n c e ( p / s / c m ² / s r ) S E M C A R - i N K C A R - i N K C A R - i N K TUMOR ONLY CAR-iNK NALM - 6 tumor xenograft model *Statistically significant (p=0.0133) CAR - iNK Cells Have Significant* Anti - Tumor Activity In VivoEK0

14 14 CENTURY iT CELL PLATFORM : TrueT CELLS WITH TRUSTED TCR S Unique features of Century’s iT cell platform: • Retention of a functional TCR intended to improve iT cell differentiation and functionality • Use of Trusted ab and gd which are not expected to mediate GVHD Trusted TCR is a ab viral antigen specific TCR ab CAR iT CAR ab TCR Trusted TCR is a gd TCR, which does not recognize HLA bound peptides gd CAR iT CAR gd TCR Currently Exploring Two Major T Cell Subsets To Develop Century’s iT Cell Platform

15 15 gd iT cells is one of the T cell platform options we are exploring to generate TrueT cells CAR - i T CELL PLATFORM: gd CAR - IT CELLS TrueT Cells True CAR - iT cells kill lymphoma cells similarly to peripheral blood CAR - T cells 98.9 CAR 95.2 Differentiation of gd CAR - iT cells from T - iPSC CAR iT

16 16 i PSC - DERIVED gd i T CELLS MEDIATE SERIAL KILLING AGAINST LYMPHOMA CELLS 0 25 50 75 100 125 150 175 200 225 250 0 1×10 6 2×10 6 3×10 6 4×10 6 Time (hours) I n c u c y t e R C U x m 2 / w e l l CAR-iT PBMC CAR-T gd CAR - iT and PBMC CAR - T cells have similar serial killing activity over 10 rounds of tumor cell killing

17 17 OUR i T CELL PLATFORM IS CLOSE BEHIND AND MAKING DEMONSTRABLE PROGRESS Developing ab and gd iT platforms with Trusted TCRs that are not expected to cause GvHD 0 5 10 15 20 0 5.0×10 8 1.0×10 9 1.5×10 9 2.0×10 9 2.5×10 9 Day Post-tumor Implantation A v e r a g e R a d i a n c e ( p / s / c m ² / s r ) S E M C A R - i T Tumor only CAR - iT NALM - 6 tumor xenograft model CAR - iT Cells Have Significant* Anti - Tumor Activity In Vivo *Statistically significant (p<0.0001)

18 18 Product iPSC Platform Targets Indications Ownership Expected IND Submission Discovery Preclinical Phase 1 Phase 2 Phase 3 CNTY - 101 iNK CD19 Lymphoma Mid 2022 CNTY - 103 iNK CD133 + EGFR Glioblastoma 1H 2023 CNTY - 102 iT or iNK CD19 + CD79b Lymphoma 2H 2023 CNTY - 104 iT or iNK Multi - specific Acute Myeloid Leukemia 1H 2024 Hematologic Tumors Solid Tumors Product candidate pipeline across cell platforms and targets in solid and hematologic cancers PIPELINE

19 19 CATALYSTS Event Estimated Timing Close IPO with gross proceeds of $243M 2Q21 Solicit Pre - IND written feedback for CNTY - 101 3Q21 CNTY - 101 enters IND enabling studies and manufacturing 4Q21 cGMP manufacturing facility in Branchburg NJ expected to be operational 1Q22 In vivo POC for CNTY - 103 1H22 CNTY - 101 IND filing Mid - 2022 Initiate CNTY - 101 P1 study R/R NHL 2H22 Preliminary safety from CNTY - 101 P1 1H23 EK0EK1 EK2

20 20 CENTURY’S NEXT GENERATION i PSC TECHNOLOGY PLATFORM Broad product pipeline with first 1 st IND submission targeting Mid - 2022 Precision gene editing Advanced manufacturing Allo - Evasion ۲ Protein engineering iPSC - derived NK cells iPSC - derived T cells Comprehensive allogeneic iPSC - based cell platform

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